J.P. MORGAN INCOME FUNDS

JPMorgan High Yield Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated September 4, 2019

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information dated July 1, 2019, as supplemented

Effective immediately, J.P. Morgan Investment Management Inc. (“JPMIM”) has combined its High Yield teams in Cincinnati and Indianapolis under the leadership of Robert Cook. In connection with this integration, the portfolio manager information in the “Risk/Return Summary — Management” section is deleted in its entirety and replaced with the following effective immediately:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert Cook	2019	Managing Director
William J. Morgan*	1998	Managing Director
James P. Shanahan	1998	Managing Director
Thomas Hauser	2019	Managing Director
Jeffrey Lovell	2019	Managing Director

*	Mr. Morgan has announced his retirement from JPMIM effective 2/29/20. Until his retirement, Mr. Morgan will continue to serve on the portfolio management team.

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers — High Yield Fund” section is deleted in its entirety and replaced by the following:

High Yield Fund

The portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the High Yield Fund is comprised of Robert Cook, Managing Director and CFA charterholder, William J. Morgan, Managing Director (until his retirement effective February 29, 2020), James P. Shanahan, Jr., Managing Director, Thomas Hauser, Managing Director and CFA charterholder, and Jeffrey Lovell, Managing Director and CFA charterholder. The portfolio management team is led by Robert Cook effective September 2019. An employee of JPMIM or its affiliates since 2004, Mr. Cook is the head of the Global High Yield team for the Global Fixed Income, Currency and Commodities Group (GFICC). In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets. An employee of JPMIM or predecessor firms since 1998, Mr. Morgan has worked in the high yield investment industry since 1982 and has been a portfolio manager of the Fund since inception. Mr. Morgan is a portfolio manager for high yield, leveraged loan, and short duration high yield styles. An employee of JPMIM or predecessor firms since 1998, Mr. Shanahan has worked in the high yield industry since 1986 and serves as portfolio manager for high yield, leveraged loans and distressed debt styles. Mr. Shanahan has been a portfolio manager of the Fund since its inception. Mr. Hauser, an employee of JPMIM or its affiliates since 2004, is a senior portfolio manager for the GFICC Global High Yield team. In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market. An employee of JPMIM or its affiliates since 2004, Mr. Lovell, is a senior portfolio manager for the GFICC Global High Yield team, with prior roles in credit research.

SUP-HY-PM-919

Effective immediately, the information under the “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” and “Portfolio Managers — Portfolio Managers’ Ownership of Securities” sections in the Statement of Additional Information with respect to the Fund is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of February 28, 2019:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
High Yield Fund
Robert Cook	15	$4,313,763	19	$15,044,192	14	$2,277,097
William J. Morgan**	11	4,306,049	13	8,144,810	16	2,160,816
James P. Shanahan, Jr.	14	6,186,730	17	8,489,380	21	2,995,542
Thomas Hauser	15	4,313,763	18	13,411,479	13	2,174,738
Jeffrey Lovell	11	3,619,611	10	6,648,632	14	2,592,272

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of February 28, 2019:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
High Yield Fund
Robert Cook	0	$0	0	$0	0	$0
William J. Morgan**	0	0	0	0	0	0
James P. Shanahan	0	0	0	0	1	303,346
Thomas Hauser	0	0	0	0	0	0
Jeffrey Lovell	0	0	0	0	0	0

Effective immediately, the information under the “Portfolio Managers — Portfolio Managers’ Ownership of Securities” section with respect to the Fund is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Ownership of Securities

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of February 28, 2019:

Dollar Range of Securities in the Fund
	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
High Yield Fund
Robert Cook	X
William J. Morgan*							X
James P. Shanahan, Jr.							X
Thomas Hauser	X
Jeffrey Lovell	X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE